Decommissioning Liabilities	12 Months Ended
Dec. 31, 2025
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Decommissioning Liabilities

23. DECOMMISSIONING LIABILITIES

	2025	2024
Decommissioning Liabilities, Beginning of Year	4,534	4,155
Liabilities Acquired (Note 4)	267	—
Liabilities Incurred	269	24
Liabilities Settled	(280)	(234)
Change in Estimated Future Cash Flows	54	276
Change in Discount Rates	(143)	132
Unwinding of Discount on Decommissioning Liabilities (Note 6)	243	225
Liabilities Disposed (Note 8)	(61)	(72)
Exchange Rate Movements and Other	(11)	28
Decommissioning Liabilities, End of Year	4,872	4,534
As at December 31, 2025, the undiscounted amount of estimated future cash flows required to settle the obligation is $17.7 billion (December 31, 2024 – $15.6 billion). Most of these obligations are not expected to be paid for several years, or decades, and will be funded through general resources when they become due. The Company plans to settle approximately $222 million of decommissioning liabilities over the next year. Revisions in estimated future cash flows resulted from a change in the timing of decommissioning liabilities over the estimated life of the reserves and an increase in cost estimates. These obligations were discounted using a credit-adjusted risk-free rate of 5.5 percent (December 31, 2024 – 5.2 percent) and assumes an inflation rate of two percent (December 31, 2024 – two percent).
The Company deposits cash into restricted accounts that will be used to fund decommissioning liabilities in offshore China in accordance with the provisions of the regulations of the People’s Republic of China. As at December 31, 2025, the Company had $256 million in long-term restricted cash (December 31, 2024 – $241 million).
Sensitivities
Changes to the credit-adjusted risk-free rate or the inflation rate would have the following impact on the decommissioning liabilities:

	Sensitivity	2025		2024
As at December 31,	Range	Increase	Decrease	Increase	Decrease
Credit-Adjusted Risk-Free Rate	± one percent	(548)	669	(487)	595
Inflation Rate	± one percent	685	(567)	615	(507)